Filed pursuant to Rule 497(e)
File Nos. 333-84639 and 811-09521
AMG Funds
Prospectus
May 1, 2015 (As revised June 30, 2015)

AMG Yacktman Focused Fund
Service Class: YAFFX      Institutional Class: YAFIX
AMG Yacktman Fund
Service Class: YACKX
AMG Yacktman Special Opportunities Fund
Service Class: YASSX      Institutional Class: YASLX
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P084-0615

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3-13	Summary of The Funds AMG Yacktman Focused Fund AMG Yacktman Fund AMG Yacktman Special Opportunities Fund

14-26	Additional Information About the Funds
AMG Yacktman Focused Fund
AMG Yacktman Fund
AMG Yacktman Special Opportunities Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management

27-34	Shareholder Guide Your Account Choosing a Share Class Investing Through an Intermediary Transaction Policies How to Buy or Sell Shares Investor Services Certain Federal Income Tax Information

35-37	Financial Highlights

41	How To Contact Us

AMG Funds	1

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Summary of The Funds

AMG Yacktman Focused Fund
Investment Objective
The AMG Yacktman Focused Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and, to a lesser extent, current income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Service Class	Institutional Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Service Class	Institutional Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.23%	0.06%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	1.26%	1.09%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class	$128	$400	$692	$1,523
Institutional Class	$111	$347	$601	$1,329
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in domestic equity securities. The Fund, however, also may invest in foreign equity securities and debt securities.
The Fund may invest up to 20% of its assets in foreign equity securities. This 20% limit does not apply to investments in the form of American Depositary Receipts (ADRs). The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, options and ADRs. Some, but not all, of the equity securities will pay a dividend.
The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold.
At times, depending on market and other conditions, and in the sole discretion of the Fund’s subadvisor, Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”), the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund is non-diversified. Generally, the Fund will hold between approximately 15-45 securities.
The Subadvisor employs a disciplined investment strategy. The Fund invests in securities of any size company at levels the Subadvisor believes offer an attractive forward rate of return. When the Subadvisor purchases stocks, it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price. The Fund generally sells companies that no longer meet its investment criteria, or if better investment opportunities are available.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level is a result of the Subadvisor’s individual security selection process, and therefore may vary, depending on the Subadvisor’s desired security weightings.

AMG Funds	3

Summary of The Funds

Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer staples sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio.  The consumer staples industries may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

4	AMG Funds

Summary of The Funds

The performance information shown for the Fund’s Service Class shares includes historical performance of the Fund for periods prior to June 29, 2012, which was the date the Fund was reorganized from The Yacktman Focused Fund, a series of The Yacktman Funds, Inc. (the “Predecessor Yacktman Focused Fund”), to the Fund.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/14 (Service Class)
Best Quarter: 36.91% (2nd Quarter 2009)
Worst Quarter: -18.84% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/14
AMG Yacktman Focused Fund	1 Year	5 Years	10 Years	Since Inception[1]
Service Class Return Before Taxes
	10.67%	13.30%	10.62%	—
Service Class Return After Taxes on Distributions
	8.69%	12.53%	9.60%	—
Service Class Return After Taxes on Distributions and Sale of Fund Shares
	7.47%	10.62%	8.58%	—
Institutional Class Return Before Taxes
	10.88%	—	—	18.03%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)
	13.69%	15.45%	7.67%	21.94%
[1]	Institutional Class and Index performance shown reflects performance since the inception of the Fund’s Institutional Class on July 24, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for the Institutional Class will vary. The Fund's returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadvisor
Yacktman Asset Management LP
Portfolio Managers
Stephen A. Yacktman
Partner and Chief Investment Officer; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since 12/02.
Jason S. Subotky
Partner; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since 12/09.
Donald A. Yacktman
Partner; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since the inception of the Predecessor Yacktman Focused Fund (5/97).
Buying and Selling Fund Shares
Initial Investment Minimum
Service Class
Regular Account: $2,000
Individual Retirement Account: $500
Institutional Class
Regular Account: $100,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

AMG Funds	5

Summary of The Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	AMG Funds

Summary of The Funds

AMG Yacktman Fund
Investment Objective
The AMG Yacktman Fund's (the "Fund") investment objective is to seek long-term capital appreciation and, to a lesser extent, current income.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Service Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Service Class
Management Fee	0.56%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.75%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class	$77	$240	$417	$930
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual
Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in domestic equity securities. The Fund, however, also may invest in foreign equity securities and debt securities.
The Fund may invest up to 20% of its assets in foreign equity securities. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). The Fund's investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks and ADRs. Some, but not all, of the equity securities will pay a dividend.
The Fund's investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold.
The Fund's subadvisor, Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”), employs a disciplined investment strategy. The Fund invests in securities of any size company at levels the Subadvisor believes offer an attractive forward rate of return. When the Subadvisor purchases stocks, it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price. The Fund generally sells companies that no longer meet its investment criteria, or if better investment opportunities are available.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level is a result of the Subadvisor’s individual security selection process, and therefore may vary, depending on the Subadvisor’s desired security weightings.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in

AMG Funds	7

Summary of The Funds

the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer staples sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio.  The consumer staples industries may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund’s Service Class shares includes historical performance of the Fund for periods prior to June 29, 2012, which was the date the Fund was reorganized from The Yacktman Fund, a series of The Yacktman Funds, Inc. (the “Predecessor Yacktman Fund”), to the Fund.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/14 (Service Class)
Best Quarter: 34.83% (2nd Quarter 2009)
Worst Quarter: -18.44% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/14
AMG Yacktman Fund	1 Year	5 Years	10 Years
Service Class Return Before Taxes	11.33%	13.89%	10.32%
Service Class Return After Taxes on Distributions	10.22%	13.21%	9.36%
Service Class Return After Taxes on Distributions and Sale of Fund Shares	7.33%	11.15%	8.34%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%

8	AMG Funds

Summary of The Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadvisor
Yacktman Asset Management LP
Portfolio Managers
Stephen A. Yacktman
Partner and Chief Investment Officer; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since 12/02.
Jason S. Subotky
Partner; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since 12/09.
Donald A. Yacktman
Partner; Portfolio Manager of the Fund and the Predecessor Yacktman Focused Fund since the inception of the Predecessor Yacktman Focused Fund (7/92).
Buying and Selling Fund Shares
Initial Investment Minimum
Service Class
Regular Account: $2,000
Individual Retirement Account: $500
Additional Investment Minimum
Service Class (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	9

Summary of The Funds

AMG Yacktman Special Opportunities Fund
Investment Objective
The AMG Yacktman Special Opportunities Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
	Service Class	Institutional Class
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Service Class	Institutional Class
Management Fee[1]	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	1.30%	1.10%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	2.84%	2.64%
Fee Waiver and Expense Reimbursements[3]	(0.95)%	(0.95)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.89%	1.69%
[1]	Beginning July 1, 2015, investment management fees are subject to a performance adjustment which may increase or reduce the investment management fees paid by the Fund.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2016, to waive investment management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of investment management fees, shareholder servicing fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts), distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, dividends payable with respect to securities sold short, and extraordinary expenses) of the Fund to an annual rate of 0.15% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses reimbursed or paid to the extent that such repayment would not cause Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement of the Investment Manager and the AMG Funds’ Board of Trustees, in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, “investment management fees” includes any performance adjustments.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2016. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Class	$192	$790	$1,415	$3,098
Institutional Class	$172	$730	$1,315	$2,903
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the Fund’s initial fiscal period (from June 30, 2014 to December 31, 2014), the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
In pursuing the objective of long-term capital appreciation, the Fund employs a value-oriented investment approach. The Fund’s investment strategy consists of purchasing securities where Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”) believes the current market price offers a meaningful discount to intrinsic value (with value measured on an absolute basis, rather than on a relative basis to the broader market).
The Subadvisor employs a fundamental, bottom-up selection process. The Subadvisor’s fundamental analysis consists of examining such factors as a company’s history, business model, earnings potential, management team, and industry position.

10	AMG Funds

Summary of The Funds

Typical investments will often contain, but not be limited to, the following factors:
•	Businesses the Subadvisor believes have a durable competitive position exhibited by high market share, profitability or returns on capital
•	Management teams with a track record of strong execution and rational capital allocation
•	Low purchase price in relation to a company’s asset value, earnings potential or cash generation ability
Securities are purchased when the Subadvisor believes they offer an attractive forward rate of return, after adjusting for business quality and risk. Investments are generally sold when the Subadvisor believes the price of the security meets or exceeds its intrinsic value, the Subadvisor’s investment criteria are no longer met, or the Subadvisor believes more attractive investments become available.
The Fund invests primarily in domestic and foreign equity securities, including emerging market securities, of any market capitalization range. The Fund, however, may also invest in domestic and foreign debt securities. The Fund is not precluded from investing in a growth stock if the Subadvisor believes such security otherwise meets its investment criteria.
The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, options, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies.
The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold at the time of investment.
At times, depending on market and other conditions, and at the discretion of the Fund’s Subadvisor, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund is non-diversified.
For hedging and investment purposes, the Fund may engage in short sales of securities, including short sales of securities the Fund does not own.
The Subadvisor will generally not hedge the Fund’s currency exposure. However, the Subadvisor may hedge a portion of the Fund’s currency exposure on a selective basis as it deems appropriate to reduce currency risk with respect to specific securities transactions or currencies. In doing so, the Subadvisor may use derivatives such as foreign exchange forwards and/or foreign currency options or similar instruments.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. However, the Fund may not be fully invested at all times, and may often hold a portion of total assets in cash and cash equivalents, which at times may be significant. The Fund’s cash level is a result of individual security selection, and therefore will be a function of the number of opportunities that meet the Subadvisor’s investment criteria.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk— the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

AMG Funds	11

Summary of The Funds

Hedging Risk—there is no guarantee that hedging strategies will be successful.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Limited History of Operations Risk—the Fund is a new mutual fund and, as of the date of this Prospectus, has a limited history of operation.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Performance-Based Fee Risk—the prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials sector currently, and may in the future, comprise a significant portion of the Fund's portfolio.  The industrial industries may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, the bar chart and table are not shown. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Yacktman Asset Management LP
Portfolio Manager
Adam P. Sues
Portfolio Manager of the Fund since the commencement of the Fund.
Buying and Selling Fund Shares
Initial Investment Minimum
Service Class
Regular Account: $2,000
Individual Retirement Account: $500

12	AMG Funds

Summary of The Funds

Institutional Class
Regular Account: $100,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	13

Additional Information About the Funds

AMG Yacktman Focused Fund
AMG Yacktman Focused Fund will invest primarily in the securities and instruments as described in this Fund's summary section of the Prospectus. This section contains additional information about this Fund's investment strategies and the investment techniques utilized by this Fund's Subadvisor in managing this Fund, and also additional information about the Fund’s expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
AMG Yacktman Focused Fund seeks long term capital appreciation, and, to a lesser extent, current income. Please remember that an investment objective is not a guarantee. An investment in this Fund might not appreciate and investors could lose money.
AMG Yacktman Focused Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends. Yacktman employs a disciplined investment strategy. The Subadvisor buys companies at what it believes to be low prices. The Subadvisor thinks this approach combines the best features of “growth” and “value” investing. When the Subadvisor purchases stocks it generally searches for companies that it believes possess one or more of the following three attributes: (1) good business; (2) shareholder-oriented management; or (3) low purchase price.
Good Business
A good business may contain one or more of the following:
•	High market share in principal product and/or service lines;
•	A high cash return on tangible assets;
•	Relatively low capital requirements allowing a business to generate cash while growing;
•	Short customer repurchase cycles and long product cycles; and
•	Unique franchise characteristics.
Shareholder-Oriented Management
The Subadvisor believes a shareholder-oriented management does not overcompensate itself and wisely allocates the cash the company generates by doing the following:
•	Reinvest in the business;
•	Make synergistic acquisitions; and
•	Buy back stock.
Low Purchase Price
•	The Subadvisor looks for a stock that sells for less than what an investor would pay per share to buy the whole company.
•	The stock prices of individual companies can vary significantly over short periods of time, and such price movements are not always correlated with changes in company fundamental performance. Accordingly, the Subadvisor generally prefers to wait for buying opportunities. Such opportunities do not always occur in correlation with overall market performance trends.
The Subadvisor follows many more companies than it actually buys. The Subadvisor may increase this Fund’s cash position if the Subadvisor does not believe opportunities exist for purchasing securities of companies that meet its investment requirements.
AMG Yacktman Focused may hold fewer stocks than the typical stock mutual fund. This Fund is non-diversified. The Subadvisor may invest more in its top choices than in investments it thinks are less attractive.
PORTFOLIO MANAGERS
Stephen A. Yacktman
Partner, Chief Investment Officer and
Portfolio Manager
Jason S. Subotky
Partner and
Portfolio Manager
Donald A. Yacktman
Partner and
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

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Additional Information About the Funds

AMG Yacktman Focused Fund (CONTINUED)
The Subadvisor may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies.
The Subadvisor generally sells securities of companies if they no longer meet its investment criteria, or if it believes there are better investment opportunities available. The Subadvisor does not attempt to achieve this Fund's investment objectives by active and frequent trading of common stocks.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to domestic and foreign equity securities and debt securities.
•	Seeking long-term capital appreciation.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in AMG Yacktman Focused Fund's summary section, because Service Class shares are authorized to pay up to 0.20% in shareholder servicing fees with respect to each financial intermediary that services Service Class shareholder accounts and charges for such services, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing A Share Class” for more information on this Fund's shareholder servicing fees.
The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Service Class shares of this Fund to the annual rate of 1.25% of the average daily net assets of the Service Class shares, subject to later reimbursement by the Service Class shares in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Service Class shares fees waived and expenses paid to the extent that such repayment would not cause the total annual operating expenses of the Service Class (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in this Fund's summary section, the performance information shown for this Fund’s Service Class shares includes, for periods prior to June 29, 2012, performance of the Predecessor Yacktman Focused Fund, which was reorganized into this Fund on June 29, 2012, and was managed by Yacktman with the same investment objective and substantially similar investment strategies as those of this Fund.
The performance information shown assumes that all dividend and capital gain distributions have been reinvested for this Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Service Class shares. Institutional Class shares would have similar annual returns as the Service Class because both classes are invested in the same portfolio of securities. However, Institutional Class shares are subject to different expenses than Service Class shares, and Institutional Class share performance varies to that extent. The performance information also reflects the impact of this Fund's previous contractual expense limitations in effect during the periods shown. If the Predecessor Yacktman Focused Fund's investment manager had not agreed to limit expenses, returns would have been lower.

AMG Funds	15

Additional Information About the Funds

AMG Yacktman Fund
AMG Yacktman Fund will invest primarily in the securities and instruments as described in this Fund's summary section of the Prospectus. This section contains additional information about this Fund's investment strategies and the investment techniques utilized by this Fund's Subadvisor in managing this Fund, and also additional information about the Fund’s expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
AMG Yacktman Fund seeks long term capital appreciation, and, to a lesser extent, current income. Please remember that an investment objective is not a guarantee. An investment in this Fund might not appreciate and investors could lose money.
AMG Yacktman Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends. The Subadvisor employs a disciplined investment strategy. The Subadvisor buys companies at what it believes to be low prices. The Subadvisor thinks this approach combines the best features of “growth” and “value” investing. When the Subadvisor purchases stocks it generally searches for companies that it believes possess one or more of the following three attributes:  (l) good business; (2) shareholder-oriented management; or (3) low purchase price.
Good Business
A good business may contain one or more of the following:
•	High market share in principal product and/or service lines;
•	A high cash return on tangible assets;
•	Relatively low capital requirements allowing a business to generate cash while growing;
•	Short customer repurchase cycles and long product cycles; and
•	Unique franchise characteristics.
Shareholder-Oriented Management
The Subadvisor believes a shareholder-oriented management does not overcompensate itself and allocates wisely the cash the company generates. The Subadvisor looks for companies that:
•	Reinvest in the business and still have excess cash;
•	Make synergistic acquisitions; and
•	Buy back stock.
Low Purchase Price
•	The Subadvisor looks for a stock that sells for less than what an investor would pay per share to buy the whole company.
•	The stock prices of individual companies can vary significantly over short periods of time, and such price movements are not always correlated with changes in company fundamental performance. Accordingly, the Subadvisor generally prefers to wait for buying opportunities. Such opportunities do not always occur in correlation with overall market performance trends.
The Subadvisor follows many more companies than it actually buys. The Subadvisor may increase this Fund's cash position if the Subadvisor does not believe opportunities exist for purchasing securities of companies that meet its investment requirements.
AMG Yacktman Fund may hold fewer stocks than the typical stock mutual fund. The Subadvisor may invest more in its top choices than in investments it thinks are less attractive.
The Subadvisor may buy companies of any size market capitalization. If all else is equal, it prefers larger companies to smaller companies.
PORTFOLIO MANAGERS
Stephen A. Yacktman
Partner, Chief Investment Officer and
Portfolio Manager
Jason S. Subotky
Partner and
Portfolio Manager
Donald A. Yacktman
Partner and
Portfolio Manager
See “Fund Management” below for more information on the portfolio managers.

16	AMG Funds

Additional Information About the Funds

AMG Yacktman Fund (CONTINUED)
The Subadvisor generally sells securities of companies if they no longer meet its investment criteria, or if it believes there are better investment opportunities available. The Subadvisor does not attempt to achieve this Fund's investment objectives by active and frequent trading of common stocks.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to domestic and foreign equity securities and debt securities.
•	Seeking long-term capital appreciation.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in AMG Yacktman Fund's summary section, because Service Class shares are authorized to pay up to 0.20% in shareholder servicing fees with respect to each financial intermediary that services Service Class shareholder accounts and charges for such services, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing A Share Class" for more information on this Fund’s shareholder servicing fees.
The Investment Manager has contractually agreed, through at least May 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Service Class shares of the Fund to the annual rate of 2.00% of the average daily net assets of the Service Class shares, subject to later reimbursement by the Service Class shares in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to this Fund’s contractual expense limitation, the Investment Manager may recover from the Service Class shares fees waived and expenses paid to the extent that such repayment would not cause the total annual operating expenses of the Service Class (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in this Fund’s summary section, the performance information shown for this Fund’s Service Class shares includes, for periods prior to June 29, 2012, performance of the Predecessor Yacktman Fund, which was reorganized into this Fund on June 29, 2012, and was managed by Yacktman with the same investment objective and substantially similar investment strategies as those of this Fund.
The performance information shown assumes that all dividend and capital gain distributions have been reinvested for this Fund and, where applicable, for the Index shown in the table. The performance information also reflects the impact of this Fund’s previous contractual expense limitations in effect during the periods shown. If the Predecessor Yacktman Fund's investment manager had not agreed to limit expenses, returns would have been lower.

AMG Funds	17

Additional Information About the Funds

AMG Yacktman Special Opportunities Fund
AMG Yacktman Special Opportunities Fund will invest primarily in the securities and instruments as described in the Fund's summary section of the Prospectus. This section contains additional information about the Fund's investment strategies and the investment techniques utilized by the Fund's Subadvisor in managing the Fund, and also additional information about the Fund’s expenses.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
AMG Yacktman Special Opportunities Fund seeks long term capital appreciation. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.
The Subadvisor employs a fundamental, bottom-up selection process. The Fund invests in securities of any size company that the Subadvisor believes offer an attractive forward rate of return, after adjusting for business quality and risk. Under normal market conditions, the Subadvisor seeks to maintain a value-oriented focus. When the Subadvisor purchases securities, it screens the Fund’s selection universe, examining factors such as company history, earnings power and business quality. The Fund generally sells securities that the Subadvisor believes no longer meet its investment criteria, or if better investment opportunities are available.
Target securities for the Fund often fall into one of three investment categories: (1) high quality; (2) deep value; or (3) special situations.
High Quality
The Subadvisor believes that a high quality business exhibits evidence of a durable competitive advantage such as:
•	High market share in principal product and/or service lines
•	Above average return on invested capital
•	Relatively low capital requirements allowing the business to generate cash while growing
•	Short customer repurchase cycles and long product cycles
•	Recurring revenue
Deep Value
A deep value investment may contain one or more of the following:
•	Short-term challenges with identifiable pathways to improvement
•	Hidden sources of value creation such as non-core assets or securities
•	Low purchase price at a discount to asset value or normalized earnings (“reversion to the mean”)
Special Situations
Special situations are often value investments with catalysts and therefore uncorrelated to the broader market. Special situations may include:
•	Spin-offs
•	Corporate actions
•	Changes in firm leadership
•	Liquidations
•	Acquisitions or divestitures
Portfolio Manager
Adam P. Sues
Portfolio Manager
See “Fund Management” below for more information on the portfolio manager.

18	AMG Funds

Additional Information About the Funds

AMG Yacktman Special Opportunities Fund (CONTINUED)
The Subadvisor follows many more companies than it actually buys. Additionally, because the Fund is non-diversified, it will normally hold fewer securities than the typical mutual fund. The Subadvisor may invest more in its top choices than in investments it thinks are less attractive.
The Subadvisor may increase the Fund’s cash position if the Subadvisor does not believe opportunities exist for purchasing securities of companies that meet its investment requirements.
The Subadvisor does not attempt to achieve the Fund’s investment objective by active and frequent trading of common stocks.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure primarily to domestic and foreign equity securities.
•	Seeking long-term capital appreciation.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES
Under “Fees and Expenses of the Fund” in AMG Yacktman Special Opportunities Fund’s summary section, because Service Class shares are authorized to pay up to 0.20% in shareholder servicing fees with respect to each financial intermediary that services Service Class shareholder accounts and charges for such services, Total Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such class. Please see “Choosing A Share Class” for more information on this Fund’s shareholder servicing fees. Total Annual Fund Operating Expenses may fluctuate from year to year as a result of the performance adjustment to the Fund’s investment management fee. Please see “Fund Management” for more information on the Fund’s investment management fee.

AMG Funds	19

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
Credit and Counterparty Risk
(All Funds)
An issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent a Fund has significant exposure to a counterparty under a derivatives contract, this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
CURRENCY RISK
(All Funds)
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent a Fund invests directly in non-U.S. currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to non-U.S. currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
DERIVATIVES RISK
(AMG Yacktman Focused Fund, AMG Yacktman Special Opportunities Fund)
ETNs, options, futures, forwards and other derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for a Fund.
EMERGING MARKETS RISK
(AMG Yacktman Special Opportunities Fund)
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
FOCUSED INVESTMENT RISK
(AMG Yacktman Focused Fund, AMG Yacktman Special Opportunities Fund)
A Fund that invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security may have a great adverse impact on such a Fund’s net asset value. In addition, the value of such a Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

20	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
FOREIGN INVESTMENT RISK
(All Funds)
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
GROWTH STOCK RISK
(AMG Yacktman Special Opportunities Fund)
The prices of equity securities that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
Hedging Risk
(AMG Yacktman Special Opportunities Fund)
The decision as to whether and to what extent the Fund will engage in hedging transactions to hedge against such risks as credit and counterparty risk, currency risk, interest rate risk and market risk will depend on a number of factors, including prevailing market conditions, the composition of the Fund and the availability of suitable transactions. There can be no assurance that the Fund’s hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
HIGH YIELD RISK
(All Funds)
Funds that invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than a fund that invests in higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.
INTEREST RATE RISK
(All Funds)
Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by one percentage point, the fund’s share price would rise by about 5%.
LARGE-CAPITALIZATION STOCK RISK
(All Funds)
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
limited history of operations Risk
(AMG Yacktman Special Opportunities Fund)
The Fund is a new mutual fund and, as of the date of this Prospectus, has a limited history of operation. As a new mutual fund, it is possible that the Fund may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Fund’s performance results.

AMG Funds	21

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
LIQUIDITY RISK
(AMG Yacktman Focused Fund, AMG Yacktman Special Opportunities Fund)
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.
ManagEment RISK
(All Funds)
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.
MARKET RISK
(All Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.
MICRO-CAPITALIZATIOn stock risk
(AMG Yacktman Special Opportunities Fund)
The stocks of micro-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in micro-capitalization companies may underperform other stock funds (such as small-, medium- and large-company stock funds) when stocks of micro-capitalization companies are out of favor.
NON-DIVERSIFIED FUND RISK
(AMG Yacktman Focused Fund, AMG Yacktman Special Opportunities Fund)
Because each Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund than a diversified fund. A non-diversified fund's shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence. Each Fund expects to meet the diversification test under the Internal Revenue Code of 1986, as amended, to qualify each taxable year as a regulated investment company.
performance-Based fee Risk
(AMG Yacktman Special Opportunities Fund)
Beginning July 1, 2015, the Fund’s investment management fees are subject to a performance adjustment, which could increase or reduce the investment management fees paid by the Fund. The prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund. The performance adjustment could increase the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee (and, in turn, the Subadvisor’s fee) even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.
POLITICAL RISK
(AMG Yacktman Special Opportunities Fund)
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
SECTOR RISK
(All Funds)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, a Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Stocks in the consumer staples sector currently, and may in the

22	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
future, comprise a significant portion of each of the AMG Yacktman Focused Fund and AMG Yacktman Fund's portfolio.  Stocks in the industrials sector currently, and may in the future, comprise a significant portion of the AMG Yacktman Special Opportunities Fund's portfolio.  The consumer staples industries may be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation, as well as the performance of the overall economy, interest rates, and consumer confidence.  The industrial industries may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
SHORT SALES RISK
(AMG Yacktman Special Opportunities Fund)
Selling securities short creates the risk of losing an amount greater than the amount invested. A short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses. To the extent the Fund engages in short sales of securities it does not own, it might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when such sales are unfavorable. To the extent the Fund engages in short sales of securities it does own, it may have to deliver such securities to meet its short sale delivery obligations at a time when it would not have otherwise divested itself of such securities. Certain regulatory authorities have imposed, and may in the future impose, restrictions on short selling, which may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
SMALL- AND MID-CAPITALIZATIOn stock RISK
(All Funds)
The stocks of small- and mid-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small- and mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of small- and mid-capitalization companies are out of favor.
VALUE STOCK RISK
(All Funds)
Value stocks present the risk that a stock may decline in price or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

AMG Funds	23

Additional Information About the Funds

Other Important Information About the Funds and their Investment Strategies and Risks
In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information dated May 1, 2015, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
Each Fund’s investment objective may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with each Fund’s investment objective and principal investment strategies. Each Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
As described in each Fund's summary section of the Prospectus, each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.
Fund Management

Each Fund is a series of AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds family, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds' overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of Yacktman, the Subadvisor to the Funds. AMG Distributors, Inc., a wholly owned subsidiary of the Investment Manager, serves as the Funds' distributor. As AMG’s U.S. retail distribution arm, the Investment Manager’s larger business also includes Aston Asset Management, LLC (“Aston”), an investment adviser registered with the SEC that is a wholly owned subsidiary of the Investment Manager. Aston is the adviser, sponsor and administrator of the Aston Funds family of mutual funds.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund's Board of Trustees investment subadvisors to manage the Fund's investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by each Fund's Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Shareholders of each Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
Yacktman Asset Management LP has day-to-day responsibility for managing each Fund's portfolio. Yacktman, located at 6300 Bridgepoint Parkway, Building One, Suite 500, Austin, Texas 78730, is an investment advisory firm that has served long-term oriented investors since 1992. As of December 31, 2014, Yacktman had approximately $30.534 billion in assets under management. AMG indirectly owns a majority interest in Yacktman.
AMG YACKTMAN FOCUSED FUND
AMG YACKTMAN FUND
Stephen A. Yacktman, Jason S. Subotky and Donald A. Yacktman serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each of the AMG Yacktman Focused Fund and AMG Yacktman Fund's portfolio. Stephen A. Yacktman was employed by Yacktman Asset Management Co. (the “Predecessor Advisor”) from 1993 to 2012, was Senior Vice President of the Predecessor Advisor from 2004 to 2012, has been a Partner of Yacktman since 2012, and has served as Chief Investment Officer of Yacktman since 2013. Jason S. Subotky was employed by the Predecessor Advisor from 2001 to 2012, was Senior Vice President of the Predecessor Advisor from 2006 to 2012, and has been a Partner of Yacktman since 2012. Donald A. Yacktman was President of the Predecessor Advisor, investment manager of the Predecessor Yacktman Focused Fund and the Predecessor Yacktman Fund (each, a “Predecessor Fund,” and collectively, the “Predecessor Funds”), from its organization in 1992 until 2012, and has served as a Partner of Yacktman since 2012.

24	AMG Funds

Additional Information About the Funds

Fund Management (CONTINUED)
The following table describes when each portfolio manager began managing each of AMG Yacktman Focused Fund and AMG Yacktman Fund, and its Predecessor Fund.
Fund Name	Portfolio Manager	Managed Fund Since	Managed Predecessor Fund Since
AMG Yacktman Focused Fund	Stephen A. Yacktman Jason S. Subotky Donald A. Yacktman	June 2012 June 2012 June 2012	December 2002 December 2009 Inception (May 1997)
AMG Yacktman Fund	Stephen A. Yacktman Jason S. Subotky Donald A. Yacktman	June 2012 June 2012 June 2012	December 2002 December 2009 Inception (July 1992)
AMG Yacktman Focused Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. AMG Yacktman Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.65% of the average daily net assets of the Fund for the first $500,000,000 of assets under management, 0.60% for the next $500,000,000, and 0.55% on amounts in excess of $1,000,000,000. The Investment Manager, in turn, pays Yacktman all of this fee for its services as Subadvisor.
The Investment Manager also provides administrative services to the Funds, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an annual administrative fee of 0.03% of the average daily net assets of each Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000.
AMG YACKTMAN SPECIAL OPPORTUNITIES FUND
Adam P. Sues serves as the portfolio manager primarily responsible for the day-to-day management of the AMG Yacktman Special Opportunities Fund’s portfolio. Mr. Sues has managed the Fund since its inception. Mr. Sues joined Yacktman in August 2013, after graduating with an MBA from University of North Carolina’s Kenan-Flagler Business School. From 2010-2013, he ran Value Uncovered, an investment website focused on value-oriented research and fundamental analysis. Prior to business school (2009-2011), he worked at rPath, Inc. as a Business Analyst and Sales Manager.
The Fund has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”), with the Performance Adjustment commencing on fees paid after July 1, 2015. The Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.50% of the Fund’s average daily net assets for the month. Beginning July 1, 2015, this monthly fee will be increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index (net) over the then preceding twelve months. The amount of the Performance
Adjustment is calculated based on a rate that is determined in accordance with the following table:
Fund Performance* compared to MSCI ACWI All Cap Index (net)** Over the then Preceding Twelve Months	Performance Adjustment Rate
If the Fund underperforms the index by 7.5% or more:	-0.75%
If the Fund underperforms the index by 5.0% or more (but by less than 7.5%):	-0.50%
If the Fund underperforms the index by 2.5% or more (but by less than 5.0%):	-0.25%
If the Fund underperforms the index or outperforms the index by less than 2.5%:	0.00%
If the Fund outperforms the index by 2.5% or more (but by less than 5.0%):	0.25%
If the Fund outperforms the index by 5.0% or more (but by less than 7.5%):	0.50%
If the Fund outperforms the index by 7.5% or more:	0.75%
* Fund performance is based on the performance of the outstanding class of Fund shares that has the highest total annual fund operating expenses of all Fund Share classes.
** The MSCI ACWI All Cap Index (net) captures large, mid, small and micro cap representation across 23 developed market countries and large, mid, small and micro cap representation across 23 emerging market countries. With 14,203 constituents as of March 31, 2015, the index covers approximately 99% of the global equity investment opportunity set.
The Performance Adjustment rate is multiplied by the average net assets of the Fund over the preceding 12 months, divided by twelve, and this amount is then subtracted from or added to the base investment management fee for that month. The following example illustrates the possible effect of the Performance Adjustment. Assuming the Fund (i) had average net assets for the preceding twelve months equal to $12,000,000, (ii) outperformed the index for the same period by 7.5%, and (iii) had average net assets for the current month of $15,000,000, the investment management fee for that month would be:
Base investment management fee (1.50% of $15,000,000/365 x 30)	$18,493
Performance Adjustment (0.75% of $12,000,000 divided by 12):	$ 7,500
Total monthly investment management fee	$25,993
It is not expected that Yacktman will manage the Fund to mimic or replicate the sector, industry or country allocations of the MSCI ACWI All Cap Index (net). The Fund will hold significantly fewer

AMG Funds	25

Additional Information About the Funds

Fund Management (CONTINUED)
securities than the MSCI ACWI All Cap Index (net) and may be focused in particular sectors, regions or industries.
The Investment Manager pays Yacktman all of the investment management fee for its services as a Subadvisor.
The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an annual administrative fee of 0.03% of the average daily net assets of the Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000 and 0.02% on amounts in excess of $500,000,000.
ADDITIONAL INFORMATION
In addition to the expense limitation for each Fund discussed above, from time to time in the future the Subadvisor may waive all or a portion of its subadvisory fee. In such an event, the Investment
Manager will, subject to certain conditions, waive an equal amount of its management fee.
Additional information regarding other accounts managed by the portfolio managers, the compensation of the portfolio managers, and the portfolio managers' ownership of Fund shares is available in the Funds’ SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund between the Trust and the Investment Manager and the Subadvisory Agreement with respect to such Funds between the Investment Manager and the Subadvisor is available in such Funds' Semi-Annual Report to Shareholders for the period ended June 30. A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to AMG Yacktman Special Opportunities Fund between the Trust and the Investment Manager and the Subadvisory Agreement with respect to such Fund between the Investment Manager and the Subadvisor is available in such Fund’s Annual Report to Shareholders for the period ended December 31, 2014.

26	AMG Funds

Shareholder Guide

Your Account
Not all share classes are available for each Fund. You may invest in AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund by purchasing either Service Class or Institutional Class shares, and in AMG Yacktman Fund by purchasing Service Class shares.
Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
Your purchase or redemption of Fund shares is based on each class's share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class's net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day's offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. The Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair-valued on each business day without regard to a “trigger” (i.e., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level).
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.
Choosing a Share Class

Investors can choose between the following share classes when investing in the Funds:
•	Service Class
•	Institutional Class (AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund only)
Not all shares classes are available for each Fund.
Service Class Shares
Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class's NAV. Shareholders may bear shareholder servicing fees of up to 0.20% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay distribution (12b-l) fees.
Institutional Class Shares
Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees.

AMG Funds	27

Shareholder Guide

Investing Through an Intermediary
If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of shareholder servicing fees. Shareholder servicing fees are paid out of the assets of the Service Class on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Service Class shares. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
The Investment Manager, the Subadvisor and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated
Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. rules and other applicable laws and regulations, the Investment Manager, the Subadvisor and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadvisor and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can find further details in the SAI about the payments made by the Investment Manager, the Subadvisor and/or the Distributor and the services provided by Financial Intermediaries. You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadvisor and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges.
Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form (less any applicable fees). Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
REDEMPTION AND EXCHANGE FEES
Each Fund will deduct a redemption fee (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:
Fund	Redemption Fee
AMG Yacktman Focused Fund	2.00%
AMG Yacktman Fund	2.00%
Fund	Redemption Fee
AMG Yacktman Special Opportunities Fund	2.00%
For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Funds are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last.
The Redemption/Exchange Fee is paid to the Funds and is intended to offset transaction and other expenses caused by short term trading. Effective through July 12, 2015, the Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Funds, or an asset allocation program of which the Funds are a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, or (5) of shares of a Fund after the announcement or other initial public disclosure by such Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another Fund.

28	AMG Funds

Shareholder Guide

Transaction Policies (CONTINUED)
Effective July 13, 2015, each Fund reserves the right to waive the Redemption/Exchange Fee on shares when the Investment Manager believes such waiver is in the best interests of the Fund. Additionally, effective July 13, 2015, the Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) effected by the following transactions of Fund shares (if known by the Fund):
•	Redemptions of shares pursuant to certain automatic rebalancing programs;
•	Redemptions of shares purchased as part or wrap programs, model-based programs or similar programs through a Financial Intermediary;
•	Redemptions of shares that were purchased through an employer-sponsored retirement plan;
•	Shares purchased through the ManagersChoice® Program or similar asset allocation program as determined by the Investment Manager;
•	Shares purchased through reinvestment of dividend or capital gain distributions;
•	Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;
•	Under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis);
•	After the announcement or other initial public disclosure by a Fund of the liquidation of the Fund or of the merger or reorganization of the Fund into another fund;
•	Where the application of the Redemption/Exchange Fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder;
•	Transaction activity due to processing errors; and
•	Shares exchanged from one share class to another within a Fund.
Short–term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Funds that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/Exchange Fee will only apply to redemptions of shares purchased through a Financial Intermediary if the Financial Intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a Financial Intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Funds reserve the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.
PROCESSING ORDERS
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

AMG Funds	29

Shareholder Guide

How to Buy or Sell Shares

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4538	If you elected telephone redemption privileges on your account application, call us at 800.548.4538. Telephone redemptions are available only for redemptions of less than $50,000 Service Class shares and Institutional Class shares
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at www.amgfunds.com. Internet redemptions are available only for redemptions of less than $50,000 for Service Class shares and Institutional Class shares
By bank wire	Call us at 800. 548.4538 for instructions	Call us at 800. 548.4538 for instructions	Available if bank wire instructions are on file for your account
†	Redemptions of $50,000 and over for Service Class and Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and internet redemptions are available only for redemptions that are below $50,000 for Service Class shares and Institutional Class shares.

30	AMG Funds

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
Share Class	Initial Investment	Additional Investments
Service Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$500	$100
Institutional Class: (AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund only)
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds family, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Service Class shares or Institutional Class shares (AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund only) you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Service Class shares or $50,000 for Institutional Class shares of AMG Yacktman Focused Fund or $25,000 for Institutional Class shares of AMG Yacktman Special Opportunities Fund due to redemptions you make, or (ii) is below $100, but, in each case, not until after the Funds give you at least 60 days' notice and the opportunity to increase your account balance to the minimum account balance amount;
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;
•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash. If a Fund makes a redemption-in-kind, the securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees;

AMG Funds	31

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager's discretion, based on a case-by-case analysis consistent with the Trust's policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds' portfolios, increase the Funds' expenses, and have a negative impact on the Funds' performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks, and the Redemption/Exchange Fee for each of the Funds is intended, in part, to discourage short-term and frequent trading of these Funds' shares.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, you also may exchange your shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply

32	AMG Funds

Shareholder Guide

Investor Services (CONTINUED)
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.
•	Each Fund charges a 2.00% Redemption/Exchange Fee, described above, on any redemption by exchange of Fund shares occurring within 60 days of the purchase of these shares. Other than this Redemption/Exchange Fee, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund's shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Funds normally declare and pay any income dividends and net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.
Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at a corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that each Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.

AMG Funds	33

Shareholder Guide

Certain Federal Income Tax Information (CONTINUED)
•	Distributions from the sale of investments that each Fund owns or is considered to have owned for one year or less are taxable to individuals as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to individuals at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by each Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of each Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in each Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
A Fund's investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund's return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by a Fund.
In addition, certain of a Fund's investments, including certain debt instruments, derivatives, foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

34	AMG Funds

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years of operations (or since inception) and, with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund, are based on the financial information of each such Fund and its respective Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Because the AMG Yacktman Special Opportunities Fund’s Service Class shares will have commenced operations on or following the date of this Prospectus, financial highlights for this share class are not available. The information for AMG Yacktman Focused Fund and AMG Yacktman Fund for the fiscal years ended December 31, 2011 and 2010 has been audited and reported on by the Predecessor Funds’ independent registered public accountants. The information for the fiscal years ended December 31, 2012, December 31, 2013, and December 31, 2014 have been audited and reported on by PricewaterhouseCoopers LLP, the Funds’ auditor, whose report is included in the Funds’ Annual Report which is available upon request.
	For the years ended December 31,
AMG Yacktman Focused Fund Service Class	2014	2013	2012 †	2011 ††	2010 ††
Net Asset Value, Beginning of Year	$25.15	$20.52	$18.78	$17.68	$16.13
Income from Investment Operations:
Net investment income	0.17 [1]	0.15 [1]	0.18 [1]	0.12	0.10
Net realized and unrealized gain on investments	2.54 [1]	5.39 [1]	1.79 [1]	1.19	1.81
Total from investment operations	2.71	5.54	1.97	1.31	1.91
Distributions to Shareholders from:
Net investment income	(0.18)	(0.14)	(0.16)	(0.12)	(0.10)
Net realized gain on investments	(1.80)	(0.77)	(0.07)	(0.09)	(0.26)
Total distributions to shareholders	(1.98)	(0.91)	(0.23)	(0.21)	(0.36)
Net Asset Value, End of Year	$25.88	$25.15	$20.52	$18.78	$17.68
Total Return[2]	10.67%	27.01%	10.57%	7.41%	11.84%
Ratio of net expenses to average net assets (with offsets/reductions)	1.22%	1.25% [4]	1.25% [5]	1.25%	1.25%
Ratio of expenses to average net assets (with offsets)	1.22%	1.25% [4]	1.25% [5]	1.25%	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%	1.26% [4]	1.26% [5]	1.25%	1.27%
Ratio of net investment income to average net assets[2]	0.65%	0.62% [4]	0.90% [5]	0.89%	0.93%
Portfolio turnover	16%	17%	3%	2%	6%
Net assets at end of year (000’s omitted)	$7,847,093	$8,630,019	$6,603,059	$4,443,199	$1,999,593

AMG Funds	35

Financial Highlights

	For the years ended December 31,		For the period ended December 31, 2012*
AMG Yacktman Focused Fund Institutional Class	2014	2013
Net Asset Value, Beginning of Period	$25.15	$20.52	$19.46
Income from Investment Operations:
Net investment income[1]	0.21	0.19	0.08
Net realized and unrealized gain on investments[1]	2.56	5.39	1.13
Total from investment operations	2.77	5.58	1.21
Distributions to Shareholders from:
Net investment income	(0.23)	(0.18)	(0.11)
Net realized gain on investments	(1.81)	(0.77)	(0.04)
Total distributions to shareholders	(2.04)	(0.95)	(0.15)
Net Asset Value, End of Period	$25.88	$25.15	$20.52
Total Return[2]	10.88%	27.19%	6.22% [8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.08% [4]	1.08% [5,9]
Ratio of expenses to average net assets (with offsets)	1.05%	1.08% [4]	1.08% [5,9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.09% [4]	1.08% [5,9]
Ratio of net investment income to average net assets[2]	0.82%	0.78% [4]	0.91% [5,9]
Portfolio turnover	16%	17%	3%
Net assets at end of period (000’s omitted)	$3,414,602	$3,301,204	$712,316

	For the years ended December 31,
AMG Yacktman Fund Service Class	2014	2013	2012 †	2011 ††	2010 ††
Net Asset Value, Beginning of Year	$23.54	$19.12	$17.51	$16.54	$15.22
Income from Investment Operations:
Net investment income	0.26 [1]	0.23 [1]	0.26 [1]	0.18	0.15
Net realized and unrealized gain on investments	2.43 [1]	5.07 [1]	1.73 [1]	1.02	1.77
Total from investment operations	2.69	5.30	1.99	1.20	1.92
Distributions to Shareholders from:
Net investment income	(0.27)	(0.21)	(0.25)	(0.18)	(0.15)
Net realized gain on investments	(0.84)	(0.67)	(0.13)	(0.05)	(0.45)
Total distributions to shareholders	(1.11)	(0.88)	(0.38)	(0.23)	(0.60)
Net Asset Value, End of Year	$25.12	$23.54	$19.12	$17.51	$16.54
Total Return[2]	11.33%	27.74%	11.47%	7.30%	12.64%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.74% [6]	0.76% [7]	0.80%	0.85%
Ratio of expenses to average net assets (with offsets)	0.71%	0.74% [6]	0.76% [7]	0.80%	0.85%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.71%	0.75% [6]	0.76% [7]	0.80%	0.85%
Ratio of net investment income to average net assets[2]	1.08%	1.05% [6]	1.41% [7]	1.28%	1.30%
Portfolio turnover	9%	17%	7%	3%	10%
Net assets at end of year (000’s omitted)	$14,217,017	$13,931,446	$8,670,983	$6,293,083	$3,416,492

36	AMG Funds

Financial Highlights

AMG Yacktman Special Opportunities Fund Institutional Class	For the period ended December 31, 2014**
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.00) #
Net realized and unrealized gain (loss) on investments[1]	(0.54)
Total from investment operations	(0.54)
Distributions to Shareholders from:
Net investment income	(0.01)
Net Asset Value, End of Period	$9.45
Total Return[2]	(5.39)% [8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.65% [9]
Ratio of expenses to average net assets (with offsets)	1.65% [9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	2.60% [9]
Ratio of net investment loss to average net assets[2]	(0.04)% [9]
Portfolio turnover	7%
Net assets at end of period (000’s omitted)	$17,545
†	At the start of business June 29, 2012, the AMG Yacktman Focused Fund and AMG Yacktman Fund were re-organized into respective series of the AMG Funds (formerly Managers AMG Funds).
††	Audited by previous independent registered public accounting firm.
*	Commenced operations on July 24, 2012.
**	Commenced operations on June 30, 2014.
#	Rounds to less than $(0.01) per share or (0.01)%.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.017% of average net assets for the Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.004% and 0.006% of average net assets for the Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[8]	Not annualized.
[9]	Annualized.

AMG Funds	37

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How To Contact Us

AMG YACKTMAN FOCUSED FUND
AMG YACKTMAN FUND
AMG YACKTMAN SPECIAL OPPORTUNITIES FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854
203.299.3500 or 800.835.3879
SUBADVISOR
Yacktman Asset Management LP
6300 Bridgepoint Parkway
Building One, Suite 500
Austin, Texas 78730
DISTRIBUTOR
AMG Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854
CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
William E. Chapman, II
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

AMG Funds	41

AMG Funds
Prospectus
May 1, 2015 (As revised June 30, 2015)

Where to find additional information
The Funds’ Statement of Additional Information (the “SAI”) contains additional information about each Fund and its investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. To request free copies of these materials or to make other inquiries, please contact the Funds:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2015 AMG Funds LLC
Investment Company Act Registration Number 811-09521
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense
P084-0615

Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG YACKTMAN FOCUSED FUND

INSTITUTIONAL CLASS: YAFIX

SERVICE CLASS: YAFFX

INVESTOR CLASS: —

AMG YACKTMAN FUND

INSTITUTIONAL CLASS: —

SERVICE CLASS: YACKX

INVESTOR CLASS: —

AMG YACKTMAN SPECIAL OPPORTUNITIES FUND

INSTITUTIONAL CLASS: YASLX

SERVICE CLASS: YASSX

INVESTOR CLASS: —

STATEMENT OF ADDITIONAL INFORMATION

DATED May 1, 2015 (As revised June 30, 2015)

You can obtain a free copy of the prospectus for each of AMG Yacktman Focused Fund, AMG Yacktman Fund and AMG Yacktman Special Opportunities Fund (each a “Fund,” and collectively the “Funds”), dated May 1, 2015, as supplemented from time to time (the “Prospectus”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com. The Funds’ Prospectus provides basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

On June 29, 2012, AMG Yacktman Focused Fund, a series of AMG Funds, acquired the assets of The Yacktman Focused Fund, a series of The Yacktman Funds, Inc. (the “Predecessor Yacktman Focused Fund”) and AMG Yacktman Fund, a series of AMG Funds, acquired the assets of The Yacktman Fund, a series of The Yacktman Funds, Inc. (the “Predecessor Yacktman Fund,” together with the Predecessor Yacktman Focused Fund, each referred to as a “Predecessor Fund,” and collectively as the “Predecessor Funds”). Pursuant to these acquisitions, the Predecessor Funds were reorganized into the corresponding Funds (the “Reorganizations”) and the Service Class shares of AMG Yacktman Focused Fund and AMG Yacktman Fund are the successor to the accounting and performance information of the corresponding Predecessor Fund.

The Funds’ audited financial statements for the fiscal year ended December 31, 2014 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from the Funds’ Annual Report for the fiscal year ended December 31, 2014 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

SAI071-0615

i

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG Yacktman Focused Fund, AMG Yacktman Fund and AMG Yacktman Special Opportunities Fund (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of AMG Funds, a Massachusetts business trust (the “Trust”), and part of the AMG Funds Family of Funds, which consists of 48 funds (the “AMG Fund Complex”). The Trust was organized on June 18, 1999.

Each Fund has established three classes of shares: Institutional Class, Service Class and Investor Class. Institutional Class shares of AMG Yacktman Fund are not currently being offered and there are no such shares currently outstanding. Investor Class shares of the Funds are not currently being offered and there are no such shares currently outstanding.

Effective April 28, 2014, Yacktman Focused Fund and Yacktman Fund changed their names to AMG Yacktman Focused Fund and AMG Yacktman Fund, respectively. Also effective April 28, 2014, Managers AMG Funds changed its name to AMG Funds and Managers Investment Group LLC changed its name to AMG Funds LLC.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with the Funds’ current prospectus dated May 1, 2015, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

AMG Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. Yacktman Asset Management LP currently serves as Subadvisor to the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and AMG Yacktman Fund is a diversified series of the Trust. Each of AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund is a non-diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	AMG Yacktman Focused Fund	AMG Yacktman Fund	AMG Yacktman Special Opportunities Fund
Below-Investment Grade Debt Securities	X	X	X
Borrowing	X	X	X
Commercial Paper and Commercial Paper Master Notes	X	X	X
Convertible Securities	X	X	X
Corporate and Other Debt Securities	X	X	X
Derivative Instruments	X		X
Equity Investments
Common Stock	X	X	X
Depositary Receipts	X	X	X
Initial Public Offerings	X	X	X
Preferred Stock	X	X	X
Foreign Securities	X	X	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X	X	X
Inflation-Linked Bonds	X	X	X
Interfund Lending	X	X	X
Investment Company Securities	X	X	X
Money Market Instruments and Cash Equivalents	X	X	X
Securities Lending	X	X	X
Short Sales			X
United States Government Obligations	X	X	X
Warrants and Rights	X		X

Investment Techniques and Associated Risks

1) Below Investment Grade Debt Securities (“Junk Bonds”)

Each Fund may invest in below investment grade securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI. Bonds rated below BBB by Standard & Poor’s Ratings Services (“S&P”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or an equivalent rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) are commonly known as “junk bonds.” See “Description of Bond Ratings Assigned By Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in each Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, each Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of each Fund’s investment objective may be more dependent on the Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact each Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

2) Borrowing

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Each of AMG Yacktman Focused Fund and AMG Yacktman Fund may borrow from banks and enter into reverse repurchase agreements or forward or dollar roll transactions up to 33 1/3% of the value of the Fund’s total assets at market value (computed at the time the loan is made), including the amount borrowed. In addition, each Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the AMG Fund Complex, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

3) Commercial Paper and Commercial Paper Master Notes

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers. Commercial paper master notes refers to demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

4) Convertible Securities

Each Fund may invest in convertible securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

5) Corporate and Other Debt Securities

Each Fund may invest in corporate and other debt securities, subject to any restrictions set forth in the Funds’ Prospectus and this SAI.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

6) Derivative Instruments (AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund only)

The following describes certain derivative instruments and products in which AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund may invest and risks associated therewith.

The Funds might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. AMG Yacktman Special Opportunities Fund may use foreign currency futures contracts for hedging purposes. The Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may enter into futures contracts for the purchase or sale of foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

A public market exists in futures contracts covering a number of foreign currencies, including but not limited to: the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

The Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When the Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded

(“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by the Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. AMG Yacktman Special Opportunities Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. The Fund may utilize futures contracts and related options for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission (“CFTC”)), for example, to hedge against changes in foreign currency exchange rates.

When purchasing a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor, in accordance with procedures established by the Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract, or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Subadvisor in accordance with procedures established by the Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, neither the Investment Manager (with respect to the Funds) nor any Fund is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in AMG Yacktman Special Opportunities Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. AMG Yacktman Special Opportunities Fund may enter into forward currency contracts to attempt to hedge currency exposure. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing.

Forward currency contracts are not traded on regulated exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options on Securities. AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund may purchase and write put and call options on stocks. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. A Fund may purchase put options on only specific stocks to hedge against losses caused by declines in the prices of stocks in its portfolio, and may purchase call options on specific stocks to realize gains if the prices of the stocks increase. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write put options on specific stocks to generate income. A Fund will only write put options if it is willing to purchase the stock at the exercise price. Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

A Fund may write call options on specific stocks to generate income and hedge against losses caused by declines in the prices of stocks in its portfolio. Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid. A Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Foreign Currency Options. AMG Yacktman Special Opportunities Fund may use currency options, for example, to cross-hedge when the Subadvisor anticipates that the currency will appreciate or depreciate in value. The Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadvisor to forecast interest rates and other economic factors correctly. If the Subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadvisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Funds, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

7) Equity Investments

Each Fund may invest in equity securities subject to any restrictions set forth in the Funds’ Prospectus and this SAI. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume,

and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Depositary Receipts. AMG Yacktman Focused Fund and AMG Yacktman Fund may invest in American Depositary Receipts (“ADRs”). AMG Yacktman Special Opportunities Fund may invest in depositary receipts, including, but not limited to, Global Depositary Receipts (“GDRs”), ADRs, European Depositary Receipts (“EDRs”) and Non-Voting Depositary Receipts (“NVDRs”). GDRs are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. EDRs are European receipts evidencing a similar arrangement. NVDRs are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts; investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

Initial Public Offerings (“IPOs”). Each Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

8) Foreign Securities

The Funds may invest in foreign equity securities and debt securities. Each of AMG Yacktman Focused Fund and AMG Yacktman Fund may invest up to 20% of its assets in foreign securities. This 20% limit does not apply to investments in U.S. dollar-denominated securities of foreign issuers in the form of ADRs that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market (see discussion of ADRs under “Equity Investments – Depositary Receipts” above). Each of AMG Yacktman Focused Fund and AMG Yacktman Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association. AMG Yacktman Special Opportunities Fund may invest in foreign securities, subject to the limitations described below. AMG Yacktman Special Opportunities Fund may invest in foreign issuers or in securities principally traded outside the United States, including emerging markets securities. AMG Yacktman Special Opportunities Fund may invest in securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers, described under “Equity Investments – Depositary Receipts” above.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs, GDRs, EDRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, certain countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. See “Certain Federal Income Tax Matters” below.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

9) Illiquid Investments; Privately Placed and Certain Unregistered Securities

Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. If a Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. Subject to these limitations, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price that a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

10) Inflation-Linked Bonds

To the extent they may invest in fixed-income securities, the Funds may invest in inflation-linked bonds, which are issued by the U.S. Government with a nominal return indexed to the inflation rate in prices. Governments that issue inflation-indexed bonds may use different conventions for purposes of structuring their bonds and different inflation factors, with the same underlying principal of linking real returns and inflation.

For purposes of explanation, a United States TIPS bond will be used as an example of how inflation-linked bonds work. Inflation-linked bonds, like nominal bonds, pay coupons on a principal amount. For U.S. TIPS, and most inflation-linked bonds, the value of the principal is adjusted for inflation. In the United States the index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). Interest payments are paid every six months, and are equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

The principal of the inflation-linked security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date, to the reference CPI applicable to the original issue date. Semi-annual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-linked securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

If a Fund invests in U.S. Treasury inflation-linked securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-linked securities that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having “original issue discount.” A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no corresponding interest payment in cash. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

11) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending

Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

12) Investment Company Securities

Each Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadvisor to the Funds will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, a Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The Funds may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Funds enter into and comply with the terms and conditions of an agreement with each ETF, and the Funds comply with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

13) Money Market Instruments and Cash Equivalents

Money market instruments may include, among other things, cash equivalents and short-term U.S. Government securities. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Cash equivalents include bank obligations, certificates of deposit, bankers acceptances, time deposits, short-term corporate debt securities with a remaining maturity of 397 days or less, repurchase agreements with banks or registered broker-dealers and time deposits. The Funds may invest in cash equivalents and money market instruments to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, as discussed in each Fund’s Prospectus. A description of the various types of cash equivalents and money market instruments that may be purchased by the Funds appears below.

Bank Obligations. The Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issued against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The Funds will not enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security.

Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

14) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. A Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Funds’ securities lending agent.

15) Short Sales (AMG Yacktman Special Opportunities Fund only)

AMG Yacktman Special Opportunities Fund may engage in short selling. The Fund may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, the Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with or for the benefit of the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may also engage in short sales “not against the box,” which are generally short sales of securities the Fund does not own. Short sales that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions. Any such restrictions may hinder the Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

16) United States Government Obligations

Each Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Each Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

17) Warrants and Rights (AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund only)

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant or right.

Diversification Requirements for the Funds

AMG Yacktman Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Neither AMG Yacktman Focused Fund nor AMG Yacktman Special Opportunities Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Industry Concentration

The 1940 Act requires the Funds to state the extent, if any, to which they intend to concentrate investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The SEC staff has also taken the position that a policy relating to industry concentration does not apply to investments in “government securities” (as defined in the 1940 Act) or in tax-exempt securities issued by U.S. federal, state and municipal governments or political subdivisions of U.S. federal, state and municipal governments.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each of AMG Yacktman Focused Fund and AMG Yacktman Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) With respect to AMG Yacktman Focused Fund only, purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(6) With respect to AMG Yacktman Fund only, purchase or sell commodities or commodity contracts, including futures contracts.

(7) With respect to AMG Yacktman Fund only, sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account, or deal in options.

(8) Make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(9) With respect to AMG Yacktman Fund only, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(10) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Funds’ Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Funds.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, or (with respect to AMG Yacktman Focused Fund only) the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies.

For purposes of investment restriction (2) above, and with respect to AMG Yacktman Focused Fund only, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

For purposes of investment restriction (5) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (the “CFTC”) that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Unless otherwise provided, for purposes of investment restriction (10) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

AMG Yacktman Special Opportunities Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Investment Manager, the Subadvisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Funds may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

The portfolio turnover rates for AMG Yacktman Focused Fund and AMG Yacktman Fund for the fiscal years ended December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 were as follows:

AMG Yacktman Focused Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2013	17%
December 31, 2014	16%

AMG Yacktman Fund

Fiscal Year Ended	Portfolio Turnover Rate
December 31, 2013	17%
December 31, 2014	9%

AMG Yacktman Special Opportunities Fund

Period Ended	Portfolio Turnover Rate
December 31, 2014	7%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a Fund’s shareholders. Each Fund will disclose its portfolio holdings, including characteristics for securities held in the Fund based on the entire portfolio (or a portion thereof), on a quarterly basis on or about the 10th business day following each quarter, by posting this information on the Fund’s Website. The Chief Compliance Officer of a Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. In addition, each Fund (i) will disclose the top 10 portfolio holdings and related information on or about 10 business days after each quarter-end, and (ii) may disclose aggregated information about such Fund’s portfolio, including, but not limited to, valuation measures and risk measures, on or about 12 business days after each calendar quarter-end, in each case by posting the information on the Fund’s Website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of a Fund that the disclosures are in the best interests of the Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of a Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of a Fund’s shareholders in connection with these disclosures.

The Trust has arrangements with the persons indicated below to make available information about a Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with the release of information relating to a Fund’s portfolio holdings.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor (Yacktman Asset Management LP); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Inc., Morningstar, Inc., Interactive Data Corporation, FactSet, Bloomberg, Wilshire Associates and Vestar Capital Partners. The Funds may disclose non-public current portfolio holdings information to Interactive Data Corporation on a daily basis for valuation purposes, to FactSet and Bloomberg on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Vestar Capital Partners on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Inc., Morningstar, Inc. and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTE ES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham Age: 66	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	46	Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012); Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
William E. Chapman, II Age: 73	Trustee since 1999; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	46	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier Age: 69	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	46	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

Kurt A. Keilhacker Age: 51	Trustee since 2013	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present)	48	Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli Age: 65	Trustee since 2004	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	46	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III Age: 69	Trustee since 2013	Adjunct Professor, Boston College (2011-Present); President and CEO of Van Kampen Investments Inc. (1998-2003)	46	Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

Eric Rakowski Age: 57	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	48	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine Age: 49	Trustee since 2013	Lecturer, Babson College (2007 – Present)	48	Trustee of Aston Funds (27 portfolios) (2014-Present)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

Thomas R. Schneeweis Age: 68	Trustee since 2004	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010)	46	Trustee of Aston Funds (27 portfolios) (2010-Present)	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman Age: 63	Trustee since 2011	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	48	Trustee of Aston Funds (27 portfolios) (2014-Present)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jeffrey T. Cerutti Age: 47	President and Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne Age: 57	Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Mark J. Duggan Age: 50	Secretary and Chief Legal Officer since 2015	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Donald S. Rumery Age: 57	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2008-Present); Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I, and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC (1994-2004)

NAME AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
John C. Ball Age: 39	Assistant Treasurer since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010)

John J. Ferencz Age: 53	Chief Compliance Officer since 2010; Code of Ethics Reporting Officer since 2010; Sarbanes Oxley Code of Ethics Compliance Officer since 2010	Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Vice President, Chief Compliance Officer – AMG Family of Funds, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Patrick J. Spellman Age: 41	Anti-Money Laundering Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2014	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2014
Independent Trustees:

Bruce B. Bingham	Over $100,000	Over $100,000
William E. Chapman, II	Over $100,000	Over $100,000
Edward J. Kaier	None	Over $100,000
Kurt A. Keilhacker	Over $100,000	Over $100,000
Steven J. Paggioli	$1-$10,000	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	$10,001-$50,000	Over $100,000
Victoria L. Sassine	None	None
Thomas R. Schneeweis	$10,001-$50,000	$50,001-$100,000

Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds in the AMG Funds Family of Funds.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of ten Trustees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

AMG Funds has retained AMG Funds LLC as the Funds’ investment advisor and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisors and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the fiscal year ended December 31, 2014.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met two times during the fiscal year ended December 31, 2014.

Trustees’ Compensation

With respect to AMG Yacktman Focused Fund and AMG Yacktman Fund, for their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ended December 31, 2014, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Bruce B. Bingham	$116,605	$165,000
William E. Chapman II (c)	$141,339	$200,000
Edward J. Kaier (d)	$127,205	$180,000
Kurt A. Keilhacker	$123,672	$175,000
Steven J. Paggioli	$116,605	$165,000
Richard F. Powers III	$116,605	$165,000
Eric Rakowski	$125,261	$177,250
Victoria L. Sassine	$119,520	$169,125
Thomas R. Schneeweis	$116,605	$165,000

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2014. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2014 for services as a Trustee of the AMG Fund Complex. As of December 31, 2014, each of Messrs. Bingham, Chapman, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 44 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 46 funds in the AMG Fund Complex.
(c)	Mr. Chapman received an additional $35,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier received an additional $15,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

Albert J. Malwitz and George Stevenson, former directors of The Yacktman Funds, Inc., were retained as advisors to the Board of Trustees with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund, and served in that capacity for a two-year period, which commenced on June 29, 2012. In such capacity, Messrs. Malwitz and Stevenson may have been consulted with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund by the Board of Trustees on an as needed basis. As compensation for their service, Messrs. Stevenson and Malwitz each received $50,000 annually, payable by AMG Yacktman Focused Fund and AMG Yacktman Fund.

With respect to AMG Yacktman Special Opportunities Fund, for their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ending December 31, 2015, the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:

Bruce B. Bingham	$86	$202,614
William E. Chapman II (c)	$102	$239,513
Edward J. Kaier (d)	$92	$216,545
Kurt A. Keilhacker	$86	$214,614
Steven J. Paggioli	$86	$202,614
Richard F. Powers III	$86	$202,614
Eric Rakowski	$86	$217,614
Victoria L. Sassine	$86	$216,114
Thomas R. Schneeweis	$86	$202,614

Interested Trustee:
Christine C. Carsman	None	None

(a)	The Fund commenced operations on June 30, 2014, and its current fiscal year ends on December 31, 2015. Because the Fund has not completed its first full fiscal year, compensation is estimated for the fiscal year ending December 31, 2015. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending December 31, 2015 for services as a Trustee of the AMG Fund Complex. As of the date of this SAI, each of Messrs. Bingham, Chapman, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 45 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 47 funds in the AMG Fund Complex.
(c)	Mr. Chapman receives an additional $40,865 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $18,575 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Except for AMG Yacktman Special Opportunities Fund, the Trust did not know of any person or entity who, as of March 31, 2015, “controlled” (within the meaning of the 1940 Act) the Funds. For AMG Yacktman Special Opportunities Fund, Yacktman Asset Management LP, Jason S. Subotky and Anne A. Meyers JTWROS, and Stephen A. Yacktman TTEE, as of March 31, 2015, each beneficially owned 25% or more of the outstanding shares of the Fund and may be deemed to “control” the Fund under the 1940 Act. A person or entity that “controls” the Funds could have effective voting control over the Funds. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of March 31, 2015, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding Service Class shares of each of AMG Yacktman Focused Fund and AMG Yacktman Fund and outstanding Institutional Class shares of AMG Yacktman Focused Fund and AMG Yacktman Special Opportunities Fund. Service Class shares of AMG Yacktman Special Opportunities Fund commenced operations on or following the date of this SAI and there are no such shares currently outstanding. Investor Class shares of the Funds are not currently being offered and there are no such shares currently outstanding. Institutional Class shares of AMG Yacktman Fund are not currently being offered and there are no such shares currently outstanding.

Name and Address	Percent Owned
AMG Yacktman Focused Fund – Service Class
National Financial Services LLC	40.61%
For the Exclusive Benefit of Our Customers
499 Washington Boulevard, 5th Floor
Jersey City, New Jersey 07310-2010

Charles Schwab & Co. Inc.	23.71%
Attn: Mutual Funds Department
211 Main Street
San Francisco, California 94105-1905

Pershing LLC	6.22%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

AMG Yacktman Focused Fund – Institutional Class
Merrill Lynch Pierce Fenner & Smith	24.44%
For The Sole Benefit of Its Customers
4800 Deer Lake Drive E.
Jacksonville, Florida 32246-6484

Charles Schwab & Co. Inc.	18.78%
Attn: Mutual Funds Department
211 Main Street
San Francisco, California 94105-1905

First Clearing, LLC	16.79%
Customer
2801 Market Street
St. Louis, Missouri 63103

Pershing LLC	15.93%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

AMG Yacktman Fund – Service Class
National Financial Services LLC	25.02%
For the Exclusive Benefit of Our Customers
499 Washington Boulevard, 5th Floor
Jersey City, New Jersey 07310-2010

Charles Schwab & Co. Inc.	16.88%
211 Main Street
San Francisco, California 94105-1905

Pershing LLC	10.73%
1 Pershing Plaza
Jersey City, New Jersey 07399-0002

Merrill Lynch Pierce Fenner & Smith	8.02%
For The Sole Benefit of Its Customers
4800 Deer Lake Drive E.
Jacksonville, Florida 32246-6484

First Clearing, LLC	7.09%
Customer
2801 Market Street
St. Louis, Missouri 63103

UBS WM USA	5.07%
FBO Omni Account M/F
Attn: Department Manager
499 Washington Boulevard 9th Floor
Jersey City, New Jersey 07310-2055

AMG Yacktman Special Opportunities Fund –Institutional Class
Yacktman Asset Management LP	32.28%
6300 Bridgepoint Parkway, Building One, Suite 500
Austin, Texas 78730

Jason S. Subotky and Anne A. Meyers JTWROS	27.08%
c/o Yacktman Asset Management LP
6300 Bridgepoint Parkway, Building One, Suite 500
Austin, Texas 78730

Stephen A. Yacktman, TTEE	13.54%
Ellyn Yacktman Family Remainder Trust c/o Yacktman Asset Management LP
6300 Bridgepoint Parkway, Building One, Suite 500
Austin, Texas 78730

Stephen A. Yacktman, TTEE	13.54%
Stephen Yacktman Family Remainder Trust c/o Yacktman Asset Management LP
6300 Bridgepoint Parkway, Building One, Suite 500
Austin, Texas 78730

Russell G. Wilkins & Kristina R. Wilkins TEN COM	5.41%
c/o Yacktman Asset Management LP
6300 Bridgepoint Parkway, Building One, Suite 500
Austin, Texas 78730

As of March 31, 2015, the Trust did not know of any person who beneficially owned 5% or more of the outstanding Investor Class or Service Class shares of AMG Yacktman Special Opportunities Fund or the outstanding shares of each class of AMG Yacktman Focused Fund or AMG Yacktman Fund. As of March 31, 2015, the Trust did not know of any person in addition to Yacktman Asset Management LP, Jason S. Subotky and Anne A. Meyers JTWROS, Stephen A. Yacktman TTEE and Russell G. Wilkins & Kristina R. Wilkins TEN COM, who beneficially owned 5% or more of the outstanding Institutional Class shares of AMG Yacktman Special Opportunities Fund.

Management Ownership

As of April 7, 2015, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 777 South Flagler Drive, West Palm Beach, Florida 33401. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as distributor of the Funds. The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of each Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. Yacktman Asset Management LP (“Yacktman” or the “Subadvisor”) was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. As of December 31, 2014, Yacktman had approximately $30.534 billion in assets under management. AMG indirectly owns a majority interest in Yacktman. Yacktman’s address is main office 6300 Bridgepoint Parkway, Building One, Suite 500, Austin, Texas 78730. The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. All of the investment management fee paid by each Fund to the Investment Manager is used to pay the subadvisory fees of Yacktman. Because Yacktman is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by Yacktman.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objective, policies and restrictions. Generally, the services that the Subadvisor provides to the Funds are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

The Subadvisor serves as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into Subadvisory Agreements with Yacktman with respect to the Funds (each a “Subadvisory Agreement,” and collectively the “Subadvisory Agreements”).

The Investment Management Agreement and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreements may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of each Subadvisory Agreement) by the Subadvisor on 60 days’ written notice to the other party. The Investment Management Agreement and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory and/or administrative services:

•	developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•	determining (subject to the overall supervision and review of the Board) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Funds;

•	furnishing to the Trust necessary assistance in the preparation of all reports now or hereafter required by federal or other laws, and the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body;

•	furnishing to the Trust office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service; and

•	furnishing to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions.

Under the Subadvisory Agreements, the Subadvisor manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by the Subadvisor to a Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadvisor will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisor, the Investment Manager:

•	performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation a review of the Subadvisor’s investment performance in respect of each Fund;

•	prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor;

•	assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement with the Subadvisor and annual consideration of each Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board;

•	identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of each Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisor to provide fair and equitable treatment to the respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisor to acquire for the Funds a position in any investment that any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Funds or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement. The Subadvisory Agreement with respect to AMG Yacktman Special Opportunities Fund provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit the Investment Manager to enter into subadvisory agreements with unaffiliated subadvisors without shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated subadvisors for a Fund, change the terms of the subadvisory agreement for an unaffiliated subadvisors, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadvisor to the Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each of AMG Yacktman Focused Fund and AMG Yacktman Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
AMG Yacktman Focused Fund	1.00%

AMG Yacktman Fund	0.65% on the first $500,000,000, 0.60% on the next $500,000,000 and 0.55% over $1,000,000,000

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

AMG Yacktman Special Opportunities Fund has a performance-based fee structure that consists of a base fee and a performance adjustment (“Performance Adjustment”), with the Performance Adjustment commencing on fees paid after July 1, 2015. The Fund pays a monthly base investment management fee to the Investment Manager at an annual rate of 1.50% of the Fund’s average daily net assets for the month. Beginning July 1, 2015, this monthly fee will be increased or reduced by the Performance Adjustment, based on the Fund’s performance relative to the MSCI ACWI All Cap Index (net) over the then preceding twelve months. The amount of the Performance Adjustment is calculated based on a rate that is determined in accordance with the following table:

Fund Performance* compared to MSCI ACWI All Cap Index (net)** Over the then Preceding Twelve Months	Performance Adjustment Rate
If the Fund underperforms the index by 7.5% or more:	-0.75%
If the Fund underperforms the index by 5.0% or more (but by less than 7.5%):	-0.50%
If the Fund underperforms the index by 2.5% or more (but by less than 5.0%):	-0.25%
If the Fund underperforms the index or outperforms the index by less than 2.5%:	0.00%
If the Fund outperforms the index by 2.5% or more (but by less than 5.0%):	0.25%
If the Fund outperforms the index by 5.0% or more (but by less than 7.5%):	0.50%
If the Fund outperforms the index by 7.5% or more:	0.75%

*	Fund performance is based on the performance of the outstanding class of Fund shares that has the highest total annual fund operating expenses of all Fund Share classes.
**	The MSCI ACWI All Cap Index (net) captures large, mid, small and micro cap representation across 23 developed market countries and large, mid, small and micro cap representation across 23 emerging market countries. With 14,203 constituents as of March 31, 2015, the index covers approximately 99% of the global equity investment opportunity set.

The Performance Adjustment rate is multiplied by the average net assets of AMG Yacktman Special Opportunities Fund over the preceding 12 months, divided by twelve, and this amount is then subtracted from or added to the base investment management fee for that month. The following example illustrates the possible effect of the Performance Adjustment. Assuming the Fund (i) had average net assets for the preceding twelve months equal to $ 12,000,000, (ii) outperformed the index for the same period by 7.5%, and (iii) had average net assets for the current month of $15,000,000, the investment management fee for that month would be:

Base investment management fee (1.50% of $15,000,000/365 x 30)	$18,493
Performance Adjustment (0.75% of $12,000,000 divided by 12):	$7,500

Total monthly investment management fee	$25,993

Because the performance adjustment is based on AMG Yacktman Special Opportunities Fund’s performance relative to its benchmark index, and not its absolute performance, the performance adjustment could increase the Investment Manager’s fee even if the Fund’s shares lose value during the performance period provided that the Fund outperformed its benchmark index, and could decrease the Investment Manager’s fee even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its benchmark index.

The monthly base investment management fee is determined based on AMG Yacktman Special Opportunities Fund’s average net assets for the month, while the performance adjustment is determined based on the Fund’s average net assets over the performance period of twelve months. This means it is possible that, if the Fund underperforms significantly over the performance period, and the Fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, the Investment Manager would make a payment to the Fund.

The application of an expense limitation, if any, will have a positive effect on AMG Yacktman Special Opportunities Fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Investment Manager may, under some circumstances, exceed the cumulative dollar amount of investment management fees waived by the Investment Manager.

The prospect of a positive or negative performance adjustment may create an incentive for AMG Yacktman Special Opportunities Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement with respect to AMG Yacktman Special Opportunities Fund, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements and payments to financial intermediaries) for managing the portfolio. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the Fund’s expenses.

With respect to each Fund, the Subadvisor has agreed to reimburse the Investment Manager for certain fees and expenses incurred by the Investment Manager or Distributor on behalf of the Fund, by the Investment Manager, or by the Distributor, which may include, but are not limited to, administration fees, shareholder servicing fees and distribution-related expenses.

Investment Management Fees Paid by the Funds. Investment management fees paid to the Investment Manager by AMG Yacktman Focused Fund and AMG Yacktman Fund for advisory services for the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 are as follows. The Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary waiver or reimbursement by the Investment Manager may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager.

Fund	Total	Waived/Reimbursed*	Net
AMG Yacktman Focused Fund
Fiscal Year Ended December 31, 2014	$115,079,547	$638,241	$114,441,306
Fiscal Year Ended December 31, 2013	$99,625,572	$378,441	$99,247,131
Period from June 29, 2012 through December 31, 2012	$35,496,504	$0	$35,496,504

AMG Yacktman Fund
Fiscal Year Ended December 31, 2014	$77,153,084	$826,522	$76,326,562
Fiscal Year Ended December 31, 2013	$64,200,443	$431,292	$63,769,151
Period from June 29, 2012 through December 31, 2012	$23,644,677	$0	$23,644,677

AMG Yacktman Special Opportunities Fund
Period from June 30, 2014 through December 31, 2014	$115,348	$0	$115,348

*

As further described under “Purchase, Redemption and Pricing of Shares – Exchange of Shares” below, an investor may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). The Investment

Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager that compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services. The Investment Manager has voluntarily agreed to waive or reimburse a portion of its management fee in the amount of the cash payments it receives under these agreements, amounts which are reflected in the table as amounts waived/reimbursed. Any such voluntary waiver or reimbursement is not recoverable by the Investment Manager from a Fund under the expense limitations described under “Expense Limitations” below. See “Purchase, Redemption and Pricing of Shares – Exchange of Shares” below for more information on the JPMorgan Fund and the Service Agreement and Supplemental Payment Agreement.

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadvisor for subadvisory services with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund for the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 are as follows. The Subadvisor may voluntarily agree to waive or reimburse a portion of its subadvisory fee from time to time. Any voluntary waiver or reimbursement by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Subadvisor.

AMG Yacktman Focused Fund
Fiscal Year Ended December 31, 2014	$115,079,547
Fiscal Year Ended December 31, 2013	$99,625,572
Period from June 29, 2012 through December 31, 2012	$35,496,504

AMG Yacktman Fund
Fiscal Year Ended December 31, 2014	$77,153,084
Fiscal Year Ended December 31, 2013	$64,200,443
Period from June 29, 2012 through December 31, 2012	$23,644,677

AMG Yacktman Special Opportunities Fund
Period from June 30, 2014 through December 31, 2014	$115,348

Predecessor Fund Advisory Agreement (AMG Yacktman Focused Fund and AMG Yacktman Fund only). Pursuant to the investment advisory agreement (the “Predecessor Fund Advisory Agreement”) between Yacktman and The Yacktman Funds, Inc. (which was terminated on or about June 29, 2012), as compensation for providing continuous investment advisory services to the Predecessor Funds, the Predecessor Yacktman Focused Fund paid Yacktman a monthly fee at the annual rate of 1.00% on average daily net assets and the Predecessor Yacktman Fund paid Yacktman a monthly fee based on the Yacktman Fund’s average daily net assets at the annual rate of 0.65% on the first $500,000,000 of average daily net assets of the Fund, 0.60% on the next $500,000,000 of average daily net assets of the Fund and 0.55% on average daily net assets in excess of $1,000,000,000. Yacktman had undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which was the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund were qualified for sale. As of June 28, 2012, no such state law provision was applicable to the Funds. Additionally, Yacktman had contractually agreed to reimburse the Predecessor Yacktman Focused Fund and the Predecessor Yacktman Fund to the extent aggregate annual operating expenses as described above exceeded specified percentages of such Fund’s daily net assets as set forth in the Predecessor Funds’ Prospectus. For the period from January 1, 2012 through June 28, 2012 such specified percentage was 1.25% for the Predecessor Yacktman Focused Fund and 2.00% for the Predecessor Yacktman Fund. Pursuant to the Predecessor Fund Advisory Agreement, the Predecessor Funds paid the following advisory fees to Yacktman for the period from January 1, 2012 through June 28, 2012:

Predecessor Yacktman Focused Fund
Period from January 1, 2012 through June 28, 2012	$27,388,007

Predecessor Yacktman Fund
Period from January 1, 2012 through June 28, 2012	$20,009,683

Pursuant to the reimbursement arrangements described above, Yacktman reimbursed the Predecessor Yacktman Focused Fund the following amounts for excess expenses for the period from January 1, 2012 through June 28, 2012:

Predecessor Yacktman Focused Fund
Period from January 1, 2012 through June 28, 2012	$0

Yacktman was not required to reimburse the Predecessor Yacktman Fund for excess expenses for the period from January 1, 2012 through June 28, 2012.

Expense Limitations

From time to time, the Investment Manager may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to a Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Funds’ Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses (exclusive of the items noted in the Funds’ Prospectus) to exceed its contractual expense limitation amount. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. All fees waived and/or expenses reimbursed to (or repayments by) AMG Yacktman Focused Fund and AMG Yacktman Fund for the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 are as follows:

AMG Yacktman Focused Fund
Fiscal Year Ended December 31, 2014	$0
Fiscal Year Ended December 31, 2013	$(115,834)
Period from June 29, 2012 through December 31, 2012	$115,834

AMG Yacktman Fund
Fiscal Year Ended December 31, 2014	$0
Fiscal Year Ended December 31, 2013	$0
Period from June 29, 2012 through December 31, 2012	$0

AMG Yacktman Special Opportunities Fund
Period from June 30, 2014 through December 31, 2014	$72,757

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust pursuant to administration and shareholder servicing agreements (the “Fund Administration Agreements”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreements, see “Administrative Services” below.

Portfolio Managers of the Funds (information as of December 31, 2014)

Yacktman has day-to-day responsibility for managing each Fund’s portfolio and has managed each Fund since its inception.

Stephen A. Yacktman, Jason S. Subotky and Donald A. Yacktman serve as the portfolio managers jointly and primarily responsible for the day-to-day management of AMG Yacktman Focused Fund and AMG Yacktman Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Stephen A. Yacktman

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$25,597.96	(1)	None	$0
Other Pooled Investment Vehicles	6	$2,790.06	(1)	None	$0
Other Accounts	35	$2,125.51	(2)	None	$0

Portfolio Manager: Jason S. Subotky

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$25,597.96	(1)	None	$0
Other Pooled Investment Vehicles	6	$2,790.06	(1)	None	$0
Other Accounts	35	$2,125.51	(2)	None	$0

Portfolio Manager: Donald A. Yacktman

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)		Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	3	$25,597.96	(1)	None	$0
Other Pooled Investment Vehicles	6	$2,790.06	(1)	None	$0
Other Accounts	35	$2,125.51	(2)	None	$0

(1)	The Subadvisor takes a team approach in managing these accounts, with more than one of the Subadvisor’s portfolio managers managing the accounts.
(2)	Four of the “Other Accounts” are wrap fee programs which include approximately 1,252 underlying clients with total assets of approximately $1,958.34 million.

Adam P. Sues serves as the portfolio manager primarily responsible for the day-to-day management of AMG Yacktman Special Opportunities Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Adam P. Sues

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	1	$17.5	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	1	$2	None	$0

Potential Material Conflicts of Interest

The portfolio managers of the Subadvisor are often responsible for managing other accounts. The Subadvisor typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Subadvisor or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Subadvisor has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Subadvisor has adopted policies limiting the ability of the portfolio managers to cross securities between accounts and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Manager Compensation

With respect to AMG Yacktman Focused Fund and AMG Yacktman Fund, each portfolio manager’s compensation is variable based on a combination of each portfolio manager’s share of firm revenue, profitability, and guaranteed payment component. Compensation is not directly based on Fund performance, however, to the extent that Fund performance is deemed a determinant of the portfolio manager’s share of firm revenue and profitability there may be some correlation. To the extent that firm revenue and profitability is directly correlated with the value of assets managed by the firm in a Fund’s portfolio, portfolio manager compensation is based on the value of assets in the Fund’s portfolio. Portfolio managers receive a retirement plan as part of their compensation. The amount paid towards the retirement plan is neither fixed nor tied to a Fund’s performance.

With respect to AMG Yacktman Special Opportunities Fund, the portfolio manager’s compensation is comprised of fixed and variable components of salary and bonus, in addition to participation in the firm’s retirement plan. The bonus is based largely on individual contribution to the firm, which may or may not be specifically correlated to Fund performance over any given period. There is no direct formula linking compensation to Fund assets, although some correlation may occur. The amount paid towards the retirement plan is neither fixed nor tied to the Fund’s performance.

Portfolio Managers’ Ownership of Fund Shares

AMG Yacktman Focused Fund

Mr. S. Yacktman:	Over $	1,000,000
Mr. J. Subotky:	Over $	1,000,000
Mr. D. Yacktman:	Over $	1,000,000

AMG Yacktman Fund

Mr. S. Yacktman:	Over $	1,000,000
Mr. J. Subotky:	Over $	1,000,000
Mr. D. Yacktman:	Over $	1,000,000

AMG Yacktman Special Opportunities Fund

Mr. A. Sues:	$100,001 to $500,000

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with Yacktman’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a Fund, in connection with an SEC exemptive order on which the applicable Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available: (i) without charge, upon request, by calling (800) 835-3879; and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Under the Fund Administration Agreements between the Trust and the Investment Manager, the Investment Manager also serves as administrator of the Funds and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform subaccounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For these services, each Fund will pay the Investment Manager an annual administrative fee of 0.03% of the average daily net assets of the Fund for the first $300,000,000 of assets under management, 0.025% for the next $200,000,000, and 0.02% on amounts in excess of $500,000,000. The Fund Administration Agreements generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Fees paid to the Investment Manager for administrative services under the Fund Administration Agreements by AMG Yacktman Focused Fund and AMG Yacktman Fund for the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 are as follows:

AMG Yacktman Focused Fund
Fiscal Year Ended December 31, 2014	$2,341,591
Fiscal Year Ended December 31, 2013	$2,264,067
Period from June 29, 2012 through December 31, 2012	$730,258

AMG Yacktman Fund
Fiscal Year Ended December 31, 2014	$2,818,294
Fiscal Year Ended December 31, 2013	$2,617,077
Period from June 29, 2012 through December 31, 2012	$866,274

AMG Yacktman Special Opportunities Fund
Period from June 30, 2014 through December 31, 2014	$2,307

Pursuant to a Fund Administration Servicing Agreement (the “Predecessor Fund Administration Agreement”) (which was terminated on or about June 29, 2012), as compensation for providing certain administrative services to the Predecessor Funds, U.S. Bancorp Funds Services, LLC, an affiliate of U.S. Bank, N.A. (“USBFS”) received from the Predecessor Funds a fee, paid monthly at an annual rate of 0.03% of the first $300,000,000 of the Predecessor Funds’ average net assets, 0.025% of the next $200,000,000 of the Predecessor Funds’ average net assets, and 0.02% of the Predecessor Funds average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to USBFS was $75,000.

Pursuant to the Predecessor Fund Administration Agreement, the Predecessor Funds paid the following amount for administrative services for the period from January 1, 2012 through June 28, 2012:

Predecessor Yacktman Focused Fund
Period from January 1, 2012 through June 28, 2012	$657,225

Predecessor Yacktman Fund
Period from January 1, 2012 through June 28, 2012	$853,530

Pursuant to a Fund Accounting Servicing Agreement with respect to the Predecessor Funds and an Interim Fund Accounting Servicing Agreement with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund (which terminated on or about April 29, 2013), each with USBFS (collectively, the “Fund Accounting Agreements”), as compensation for maintaining the financial accounts and records of each Fund and providing other accounting services to the Funds, USBFS was entitled to receive fees, payable monthly from the Funds at an annual rate of 0.02% of the first $300,000,000 of the Funds’ average net assets, 0.015% of the next $200,000,000 of the Funds’ average net assets, and 0.01% of the Funds’ average net assets in excess of $500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to USBFS was $55,000. USBFS was also entitled to certain out of pocket expenses, including pricing expenses. For the period from January 1, 2013 through April 29, 2013 and the fiscal year ended December 31, 2012, the Funds paid USBFS $501,342 and $1,598,450, respectively, pursuant to the Fund Accounting Agreements.

Distribution Arrangements

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and the Distributor, the Distributor serves as the principal distributor and underwriter for the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Funds’ Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of any Fund.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor (as that term is defined in the 1940 Act).

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold shares of the Funds. Certain programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of each of the Funds (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Investor Class shares of the Funds are currently not being offered, and there are no such shares currently outstanding. Institutional Class shares of AMG Yacktman Fund are currently not being offered, and there are no such shares currently outstanding. All share classes of the Funds are sold without a front end or contingent deferred sales load and Institutional Class shares and Service Class shares of the Funds are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, the Funds may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Investor Class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of each Fund under the Plan for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the applicable Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

Because Investor Class shares of the Funds are not being offered and there are no such shares currently outstanding, no payments for the Investor Class shares of the Funds have been made under the Plan.

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the name of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent and the dividend disbursing agent for the Funds and also serves as the sub-transfer agent for the ManagersChoice® asset allocation program.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that the Subadvisor places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisor where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

For the period from January 1, 2012 through June 28, 2012, the Predecessor Funds paid the following brokerage fees:

Fund	Commissions Paid
Predecessor Yacktman Focused Fund
Period from January 1, 2012 through June 28, 2012	$1,158,355

Predecessor Yacktman Fund
Period from January 1, 2012 through June 28, 2012	$1,159,083

During the period from January 1, 2012 through June 28, 2012, the Predecessor Yacktman Focused Fund paid brokerage commissions of $699,462 to brokers who provided research services to the Subadvisor. During the period from January 1, 2012 through June 28, 2012, the Predecessor Yacktman Fund paid brokerage commissions of $665,248 to brokers who provided research services to the Subadvisor.

Aggregate brokerage commissions paid by AMG Yacktman Focused Fund and AMG Yacktman Fund for the period from June 29, 2012 through December 31, 2012 and the fiscal years December 31, 2013 and December 31, 2014 and AMG Yacktman Special Opportunities Fund for the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014 are as follows:

AMG Yacktman Focused Fund*
Fiscal Year Ended December 31, 2014	$5,248,317
Fiscal Year Ended December 31, 2013	$2,266,417
Period from June 29, 2012 through December 31, 2012	$1,039,949

AMG Yacktman Fund**
Fiscal Year Ended December 31, 2014	$3,146,399
Fiscal Year Ended December 31, 2013	$2,438,576
Period from June 29, 2012 through December 31, 2012	$982,757

AMG Yacktman Special Opportunities Fund
Period from June 30, 2014 through December 31, 2014	$49,278

*	The increase in brokerage fees paid by the Fund for the fiscal year ended December 31, 2014 from the fiscal year ended December 31, 2013 and period from June 29, 2012 through December 31, 2012 was the result of an increase in the number of trades and assets relative to both years and the Fund operating for a full fiscal year versus a stub period in 2012.

**	The increase in brokerage fees paid by the Fund for the fiscal year ended December 31, 2014 from the period from June 29, 2012 through December 31, 2012 was the result of an increase in trading and assets as well as the Fund operating for a full fiscal year versus a stub period in 2012.

During the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014, AMG Yacktman Focused Fund paid brokerage commissions of $601,707, $1,950,412 and $3,118,922, respectively, to brokers who provided research services to the Subadvisor. During the period from June 29, 2012 through December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2014, AMG Yacktman Fund paid brokerage commissions of $512,711, $2,083,578, and $1,869,750, respectively, to brokers who provided research services to the Subadvisor. During the period from June 30, 2014 (the date the Fund commenced operations) through December 31, 2014, AMG Yacktman Special Opportunities Fund paid brokerage commissions of $46,709 to brokers who provided research services to the Subadvisor.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation directly or indirectly from the Investment Manager, the Subadvisor and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Prospectus on any day that the New York Stock Exchange (“NYSE”) is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds I, AMG Funds II or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. Each Fund will deduct a redemption/exchange fee (the “Redemption/Exchange Fee”) of 2.00% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. The Redemption/Exchange Fee may not apply in certain circumstances, as described in the Funds’ Prospectus. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of each of the Funds are conducted in a first in/first out (“FIFO”) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Investor Class shares and Service Class shares or $50,000 for Institutional Class shares of AMG Yacktman Focused Fund or $25,000 for Institutional Class shares of AMG Yacktman Special Opportunities Fund due to redemptions the shareholder makes, or (ii) is below $100, but, in each case, not until after the Fund gives the shareholder at least 60 days’ notice and opportunity to increase the account balance to the minimum account balance amount. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash and the assets will be subject to market and other risks until they are sold. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Funds’ Prospectus, an investor may exchange shares of a Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Fund (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. The Funds will apply and deduct the Redemption/Exchange Fee of 2.00% from the proceeds of any redemption by exchange if the exchange occurs within 60 days of the purchase of those shares. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Funds’ Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of Fund shares, the Funds or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of each Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a domestic securities exchange or traded in a U.S. OTC market (including ADRs and GDRs) are valued at the official closing price or last quoted sale price of the market where such security is primarily traded, or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask price (the “exchange mean price”). Equity securities primarily traded on an international securities exchange or in a non-U.S. OTC market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price or exchange mean price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. OTC market are valued at the last quoted sale price. The Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (i.e., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level). Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean between the evaluated bid and ask prices furnished by independent pricing services. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with each Fund’s valuation procedures adopted from time to time. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be eligible to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and to be so treated, each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)	invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if a Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or a later date, if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to make sufficient distributions to avoid the imposition of this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss

(defined as any “net capital loss” attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See each Fund’s most recent annual shareholder report for such Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Taxation of the Funds’ Investments

Certain Debt Securities; Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium – see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID, or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would have in the absence of such transactions.

Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (or revised issue price) – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond (or the upward basis adjustment attributable to any OID) by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

Junk Bonds. To the extent such investments are permissible for a Fund, each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. If a Fund invests in high-yield OID obligations issued by corporations (including tax-exempt obligations), a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such cases, if the issuer of the high-yield discount obligation is a domestic corporation, dividend payments by the Fund attributable to such portion of accrued OID may be eligible for the dividends-received deduction for corporate shareholders.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction (described below). In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent attributable to the deemed dividend portion of such accrued interest.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives may also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has derived its income from the proper sources, made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification and eligibility for treatment as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales, securities loan or similar transactions, and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to the (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

Certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, equity indices and futures contracts), will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Foreign Currency Transactions and Hedging. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment might accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could subject the Fund to a U.S. federal income tax or other charge (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, in certain circumstances, a Fund may avoid this tax treatment by electing to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in underlying U.S. funds may not make such elections; rather, the underlying U.S. funds directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in Other Investment Companies. A Fund’s investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If a Fund receives dividends from an investment company, and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company. If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Mortgage-Related Securities. The Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (see “Tax-Exempt Shareholders” below).

In general, excess inclusion income that is allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Taxes. A Fund’s income from or on the proceeds of its investments in non-U.S. assets may be subject to withholding and other taxes imposed by such countries. This will decrease a Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund does not make the above election or if more than 50% of its assets at the end of its taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Taxation of Certain Investments. As described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from

U.S. corporations. However, any distributions received by a Fund from PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gain from the sale of shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its Fund shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company, such as a Fund, that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs (as described above) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October of 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other disqualified organization shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of the Funds beginning before January 1, 2015, the Funds were not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary might have withheld even if the Fund reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of the Funds beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Funds beginning on or after January 1, 2015, and what the terms of any such extension would be, including whether such extension would have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund would be required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by a regulated investment company to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the regulated investment company and (ii) distributions received by the regulated investment company from a lower-tier regulated investment company that the regulated investment company was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

Each Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays after December 31, 2016. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in a Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of each of AMG Yacktman Focused Fund, AMG Yacktman Fund and AMG Yacktman Special Opportunities Fund – the Institutional Class, Service Class, and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of each Fund represents an equal proportionate interest in such Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of a Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Funds’ Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Funds’ Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Funds’ Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Funds’ Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

On June 29, 2012, each of AMG Yacktman Focused Fund and AMG Yacktman Fund acquired the assets of its respective Predecessor Fund. The Service Class shares of AMG Yacktman Focused Fund, a series of the Trust, and the Service Class shares of AMG Yacktman Fund, a series of the Trust, are the successor to the accounting and performance information of the corresponding Predecessor Fund.

The Funds’ audited financial statements for the fiscal year ended December 31, 2014 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended December 31, 2014 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.amgfunds.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE, INC.

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating): A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. Government securities.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B

Yacktman Asset Management LP Proxy Voting Policy

A. Generally. The fiduciary duties of Yacktman Asset Management LP (“Yacktman”) require it, when authorized to vote proxies for its clients and it has agreed to do so, to make voting decisions consistent with the “economic best interests” of its clients. Yacktman has adopted these guidelines and procedures designed to reasonably ensure that Yacktman votes proxies in the best interest of clients, while at the same time affording the ability to make a final decision based on the merits. Accordingly, a vote entered on a client’s behalf with respect to a particular proposal may differ from the stated guidelines.

B. Procedures.

1. Yacktman has both the responsibility and authority to vote proxies with respect to the securities in accounts where expressly given and mutually agreed upon in writing.

2. Yacktman has engaged a third party proxy service provider (“proxy agent”) to conduct proxy research, analyze each proxy, make a recommendation on how the vote should be cast, execute the proxy vote, and keep various records necessary for tracking proxy voting materials and proxy voting actions taken for the appropriate client account.

3. Yacktman will notify both the proxy agent and the client’s custodian that the proxy agent will act as Yacktman’s proxy voting agent for the client’s account. This will include appropriate instruction for delivery of clients’ proxy ballots to the proxy agent. However, it is ultimately the responsibility of the client to have all proxy material sent to Yacktman or its designee.

4. Each business day that the market is open, Yacktman will send a file to the proxy agent indicating the securities that must be voted and the accounts to which they correspond.

5. Yacktman will review the recommendations provided by the proxy agent, and will consider any unusual or controversial issues that may be associated with the proxy. The final decision on each proxy vote will be made by the Portfolio Manager.

6. The Portfolio Manager will instruct the proxy agent on how to vote the proxies on behalf of Yacktman’s clients.

7. Yacktman will maintain and monitor a record of all votes on proxy matters.

8. There may be occasions when refraining from voting is in the client’s best interest, such as when Yacktman determines the cost of voting exceeds the expected benefit to clients. For example, casting a vote on a foreign security may require hiring a translator or traveling to the foreign country to vote in person. Yacktman will generally decline to vote proxies if to do so would cause a restriction to be placed on Yacktman’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Yacktman may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Yacktman will generally disclose these exceptions to voting proxies in its disclosures to clients, including its Form ADV Part 2A, fund prospectuses, and investment management agreements, as applicable.

C. Guidelines for Voting on Specific Issues.

1. Routine Matters. Yacktman will tend to vote with management on most routine matters, although it reserves the right to vote otherwise. A partial list includes:

(a) Board of Directors;

B-1

1. Election of Directors;

2. Independence of Directors;

3. Separate offices of Chairperson and Chief Executive Offices;

4. Limiting personal liability; and

5. Board’s composition and size.

(b) Scheduling of annual meetings;

(c) Appointment of auditors;

(d) Increase in authorized common stock;

(e) Reincorporation;

(f) Employee stock purchase plans;

(g) Charitable, political, or educational contributions; and

(h) Business operations in foreign countries.

2. Social, Environmental, or Political Proposals. The economic interest of the client is the foremost consideration in the evaluation of these proposals; which may include not voting where direct cost exceeds any benefit. Yacktman will tend to vote with management on most of the following issues:

(a) High-Performance workplace practices;

(b) Restrictive energy or environmental proposals;

(c) Restrictions on military contracting;

(d) Limitations of the marketing of controversial products; and

(e) Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

3. Shareholder Sovereignty. Yacktman will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received by shareholders. Issues in this category would include:

(a) Confidential proxy voting practices;

(b) Elimination of cumulative voting;

(c) Greenmail;

(d) “Poison Pills” or “Golden Parachutes;”

(e) Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale;

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(f) The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value; and

(g) Stock option plans.

D. Conflicts of Interest. There may be instances where the interests of Yacktman may conflict or appear to conflict with the interests of its clients. For example, Yacktman may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that Yacktman would vote in favor of management because of its relationship with Yacktman. In such situations, Yacktman will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy but only after disclosing the conflict to clients and affording the clients the opportunity to direct the Firm in the voting of the securities.

E. Record Keeping. Yacktman will maintain the following records with respect to proxy voting:

a) A copy of Yacktman’s current proxy voting policy;

b) A copy of any agreement between Yacktman and any third party proxy service provider or proxy agent;

c) A copy of all proxy statements received (Yacktman may rely on the EDGAR system or a third party service provider to satisfy this requirement);

d) A record of each vote cast on behalf of a client. If the vote is cast by Yacktman, the record will be maintained in the proxy file maintained by Yacktman. If the vote is cast by the proxy agent, Yacktman shall rely on such administrator’s recordkeeping to satisfy this requirement;

e) A copy of any document prepared by Yacktman or proxy agent that was material in making a voting decision or that memorializes the basis for that decision;

f) A copy of each written client request for information on how Yacktman voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Yacktman voted proxies on behalf of the requesting client; and

g) In any circumstance where Yacktman votes against its own proxy voting guidelines, a written explanation as to the reason for divergence from its policy.

F. Disclosure. As part of its Form ADV Part 2A, Yacktman will summarize its proxy policies and procedures along with a statement that a copy of these policies and procedures will be made available upon written request. As part of that disclosure, Yacktman will inform clients that it will also provide them a copy how the proxies were voted, upon written request.

G. Oversight. This proxy policy and procedure is subject to review and may be updated from time to time. On a periodic basis, Yacktman will confirm that the proxy agent is voting for those Yacktman clients for whom Yacktman has voting authority in accordance with the voting instructions provided by Yacktman to the proxy agent. Yacktman will also periodically conduct due diligence over the proxy agent’s practices and business.

On a periodic basis, Yacktman will confirm that client custodians are timely alerting the proxy agent when accounts are established at the custodian and are forwarding all proxy material pertaining to these clients’ portfolios to the proxy agent for execution.

In addition, Yacktman will periodically confirm that all documentation regarding any decisions to vote other than according to its predetermined policies are accurate and complete.

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